June 5, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund

Supplement to Prospectus and Summary Prospectus dated January 27, 2012, as amended March 9, 2012 and April 16, 2012, and Statement of Additional Information

dated January 27, 2012

Effective immediately, all classes of the Emerging Markets Equity Fund (the “Fund”) are open to investments by new and existing investors, subject to minimum investment and other requirements as described in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. Touchstone Funds reserves the right to close the Fund to new or subsequent investments at a future date and to modify the foregoing policy for any reason.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TEMAX-S8-1201